UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2008

NEW CENTURY EQUITY HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Acquisition of Wilhelmina Companies

On August 25, 2008, New Century Equity Holdings Corp. (“NCEH”) and Wilhelmina Acquisition Corp., a New York corporation and wholly owned subsidiary of NCEH (“Wilhelmina Acquisition”), entered into an agreement (the “Acquisition Agreement”) with Dieter Esch (“Esch”), Lorex Investments AG, a Swiss corporation (“Lorex”), Brad Krassner (“Krassner”), Krassner Family Investments, L.P. (“Krassner L.P.” and together with Esch, Lorex and Krassner, the “Control Sellers”), Wilhelmina International, Ltd., a New York corporation (“Wilhelmina International”), Wilhelmina – Miami, Inc., a Florida corporation (“Wilhelmina Miami”), Wilhelmina Artist Management LLC, a New York limited liability company (“WAM”), Wilhelmina Licensing LLC, a Delaware limited liability company (“Wilhelmina Licensing”), and Wilhelmina Film & TV Productions LLC, a New York limited liability company (“Wilhelmina TV” and together with Wilhelmina International, Wilhelmina Miami, WAM and Wilhelmina Licensing, the “Wilhelmina Companies”), Sean Patterson, an executive with the Wilhelmina Companies (“Patterson”), and the shareholders of Wilhelmina Miami (the “Miami Holders” and together with the Control Sellers and Patterson, the “Individual Sellers”).  Pursuant to the Acquisition Agreement, NCEH will acquire the Wilhelmina Companies subject to the terms and conditions thereof (the “Acquisition”).  The Acquisition Agreement provides for (i) the merger of Wilhelmina Acquisition with and into Wilhelmina International in a stock-for-stock transaction, as a result of which Wilhelmina International will become a wholly owned subsidiary of NCEH (the “Merger”) and (ii) NCEH’s purchase of the outstanding equity interests of the other Wilhelmina Companies for cash.  In connection with the closing of the Acquisition Agreement, NCEH will (i) issue approximately $15 million in shares of its common stock, par value $0.01 per share (“Common Stock”), to Lorex and Krassner L.P. (affiliates of Esch and Krassner, respectively) at approximately $0.25 per share of Common Stock (of which $4.5 million of Common Stock will be subject to repurchase ratably by NCEH, depending on the performance of the Wilhelmina Companies in fiscal 2008) and (ii) pay approximately $15 million in cash, subject to certain adjustments and earnout payments tied to the performance of WAM and Wilhelmina Miami.  The Merger is intended to constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code.

The Acquisition Agreement is subject to the approval of NCEH’s shareholders, as well as certain other closing conditions set forth in the Acquisition Agreement.  In addition to the Acquisition Agreement itself, NCEH will also submit for the approval of its shareholders certain amendments to its certificate of incorporation (collectively, the “Charter Amendments”) designed to, among other things, facilitate the closing of the transactions under the Acquisition Agreement, including but not limited to (i) an increase in the number of shares of Common Stock authorized, (ii) the declassification of NCEH’s Board of Directors (the “Board”) and (iii) a change in the corporate name of NCEH (new name expected to be “Wilhelmina International, Inc.”).

The closing of the Acquisition Agreement is expected to occur in the fourth quarter of 2008.  Following the closing of the Acquisition Agreement, the Board will be reconstituted to include as directors certain representatives of the Control Sellers, as contemplated in the Mutual Support Agreement (as defined below) discussed in further detail in Item 8.01.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, which is attached as Exhibit 10.1 hereto.

Registration Rights Agreement

On August 25, 2008, NCEH entered into a registration rights agreement (the “Registration Rights Agreement”) with the Control Sellers and Patterson (collectively, the “Registration Rights Holders”).  Pursuant to the Registration Rights Agreement, effective upon the closing of the Acquisition Agreement, the Registration Rights Holders will obtain certain demand and piggyback registration rights with respect to the Common Stock to be issued to the Registration Rights Holders under the Acquisition Agreement.  The Registration Rights Agreement contains certain indemnification provisions for the benefit of NCEH and the Registration Rights Holders, as well as certain other customary provisions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.2 hereto.

Newcastle Purchase Agreement

On August 25, 2008, concurrently with the execution of the Acquisition Agreement, NCEH entered into a purchase agreement (the “Equity Financing Agreement”) with Newcastle Partners, L.P., a Texas limited partnership (“Newcastle”), which currently owns 19,380,768 shares or approximately 36% of the Common Stock, for the purpose of obtaining financing to complete the transactions contemplated by the Acquisition Agreement.  Pursuant to the Equity Financing Agreement, upon and subject to the closing of the Acquisition Agreement, Newcastle will provide equity financing to NCEH by (i) purchasing $3 million of Common Stock at approximately the same per share price applicable to the Common Stock issuable in the Acquisition and (ii) committing to purchase, at NCEH’s election at any time or times prior to six months following the closing of the Acquisition Agreement, up to an additional $2 million of Common Stock at approximately the same per share price applicable to the Common Stock issuable in the Acquisition.  The Equity Financing Agreement is subject to certain other conditions, including the parties’ entry into a registration rights agreement upon the closing of the Acquisition Agreement, pursuant to which Newcastle will be granted certain demand and piggyback registration rights with respect to the Common Stock it holds, including the Common Stock issuable under the Equity Financing Agreement.  The Equity Financing Agreement and associated transactions with Newcastle were approved by an independent committee of the Board on August 18, 2008.

On August 25, 2008, in connection with the Acquisition Agreement and the Equity Financing Agreement, Newcastle and the Control Sellers entered into a mutual support agreement (the “Mutual Support Agreement”) discussed in further detail in Item 8.01.

The foregoing description of the Equity Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Financing Agreement, which is attached as Exhibit 10.3 hereto.

Amendment to Bank of New York Mellon Rights Agreement

On August 25, 2008, in connection with the Acquisition, NCEH also entered into an amendment (the “Amendment”) to that certain Rights Agreement dated as of July 10, 2006 by and between NCEH and The Bank of New York Mellon Trust Company, as rights agent (“Rights Agreement”).  The Amendment, among other things, (i) provides that the execution of the Acquisition Agreement, the acquisition of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement and the issuance of stock options to the Individual Sellers or the exercise thereof, shall not be deemed to be events that cause the Rights (as defined in the Rights Agreement) to become exercisable, (ii) amends the definition of Acquiring Person (as defined in the Rights Agreement) to provide that the Individual Sellers and their existing or future Affiliates and Associates (each as defined in the Rights Agreement) shall not be deemed to be an Acquiring Person solely by virtue of the execution of the Acquisition Agreement, the acquisition of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement or the issuance of stock options to the Individual Sellers or the exercise thereof and (iii) amends the Rights Agreement to provide that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely by virtue of the execution of the Acquisition Agreement, the acquisition of Common Stock pursuant to the Acquisition Agreement, the consummation of the other transactions contemplated by the Acquisition Agreement or the issuance of stock options to the Individual Sellers or the exercise thereof.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 4.1 hereto.

Item 3.02.                      Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 with respect to the Acquisition Agreement and Equity Financing Agreement is incorporated by reference into this Item 3.02.  The issuances of Common Stock pursuant to the Acquisition Agreement and the Equity Financing Agreement will be made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03.                      Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 with respect to the Amendment is incorporated by reference into this Item 3.03.

Item 8.01.                      Other Events.

Mutual Support Agreement

Pursuant to the Mutual Support Agreement executed by Newcastle and the Control Sellers, Newcastle agreed to vote its shares of Common Stock in favor of the Acquisition Agreement and the Charter Amendments at the meeting of NCEH’s shareholders to be held for the purpose of approving the Acquisition.  The parties agreed, effective upon the closing of the Acquisition Agreement, (i) to use their commercially reasonable efforts to cause their representatives serving on the Board to vote to nominate and recommend the election of individuals designated by such parties (three designees of Newcastle, one designee of Esch and one designee of Krassner (collectively, the “Designees”)) and, in the event the Board will appoint directors without shareholder approval, to use their commercially reasonable efforts to cause their representatives on the Board to appoint the Designees to the Board, (ii) to vote their shares of Common Stock to elect the Designees at any meeting of NCEH’s shareholders or pursuant to any action by written consent in lieu of meeting pursuant to which directors are to be elected to the Board, and (iii) not to propose, and to vote their Common Stock against, any amendment to NCEH’s certificate of incorporation or by-laws, or the adoption of any other corporate measure, that frustrates or circumvents the provisions of the Mutual Support Agreement with respect to the election of the Designees.  The parties also agreed, effective upon the closing of the Acquisition Agreement, that for a period of three years thereafter the parties will use their commercially reasonable efforts to cause their representatives on the Board to vote to maintain the size of the Board at no more than nine persons, unless otherwise agreed to by the Designees.

The obligations of the parties under the Mutual Support Agreement shall terminate upon the earlier of (i) the written agreement of all of the parties, (ii) the termination of the Acquisition Agreement or (iii) the date on which two of the three groups of parties to the Mutual Support Agreement (Esch and his affiliates as one group, Krassner and his affiliates as another group and Newcastle as another group) each owns less than 5% of the Common Stock outstanding.

Press Release

On August 26, 2008, NCEH filed a press release regarding the Acquisition and related transactions.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Amendment to Rights Agreement dated August 25, 2008 by and between New Century Equity Holdings Corp. and The Bank of New York Mellon Trust Company.

10.1
Agreement dated August 25, 2008 by and among New Century Equity Holdings Corp., Wilhelmina Acquisition Corp., Wilhelmina International, Ltd., Wilhelmina – Miami, Inc., Wilhelmina Artist Management LLC, Wilhelmina Licensing LLC, Wilhelmina Film & TV Productions LLC, Dieter Esch, Lorex Investments AG, Brad Krassner, Krassner Family Investments, L.P., Sean Patterson and the shareholders of Wilhelmina – Miami, Inc.

10.2
Registration Rights Agreement dated August 25, 2008 by and among New Century Equity Holdings Corp., Dieter Esch, Lorex Investments AG, Brad Krassner, Krassner Family Investments, L.P. and Sean Patterson.

10.3	Purchase Agreement dated August 25, 2008 by and between New Century Equity Holdings Corp. and Newcastle Partners, L.P.

99.1	Press Release dated August 26, 2008.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

NCEH INTENDS TO FILE A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE ACQUISITION AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO NCEH SHAREHOLDERS.  SHAREHOLDERS OF NCEH ARE ADVISED TO READ, WHEN AVAILABLE, NCEH’S PRELIMINARY PROXY STATEMENT, INCLUDING ANY AMENDMENTS THERETO, AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NCEH’S SOLICITATION OF PROXIES FOR THE SHAREHOLDER MEETING TO BE HELD TO APPROVE THE ACQUISITION BECAUSE THE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NCEH, THE WILHELMINA COMPANIES AND THE ACQUISITION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  SHAREHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENTS, WITHOUT CHARGE, ONCE AVAILABLE, AT THE SEC’S INTERNET SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO: NEW CENTURY EQUITY HOLDINGS CORP., 200 CRESCENT COURT, SUITE 1400, DALLAS, TEXAS 75201, ATTENTION: MARK E. SCHWARZ.

NCEH AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM NCEH’S SHAREHOLDERS.  A LIST OF THE NAMES OF THOSE DIRECTORS AND THE OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN NCEH IS CONTAINED IN NCEH’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, AS AMENDED, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN NCEH’S PROXY STATEMENTS WHEN THEY BECOME AVAILABLE.  NCEH’S SHAREHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF ITS DIRECTORS AND OFFICERS IN THE ACQUISITION BY READING NCEH’S PROXY STATEMENTS WHEN THEY BECOME AVAILABLE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2008	NEW CENTURY EQUITY HOLDINGS CORP.

	By:	/s/ John Murray
		Name:	John Murray
		Title:	Chief Financial Officer